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                                SUPPLY AGREEMENT

      THIS SUPPLY AGREEMENT (this "Agreement") dated as of December 12, 1996 by and between APLIN & BARRETT LIMITED, a company incorporated under the laws of England and Wales ("AB") and APPLIED MICROBIOLOGY, INC., a New York corporation ("AMBI"),

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Share Purchase Agreement dated as of December 12, 1996, among AB, AMBI and Burns Philp UK plc ("Burns Philp"), Burns Philp is purchasing from AMBI, simultaneously with the execution hereof, all of the issued ordinary shares of AB; and

      WHEREAS, it is a condition precedent to the obligation of Burns Philp to purchase such shares and the obligation of AMBI to sell such shares that AB and AMBI enter into a supply agreement for the supply by AB to AMBI of the nisin and nisin preparations described on Exhibit A (the "Products") for use in accordance with a License Agreement of even date granting licenses from AB to AMBI (the "Permitted Uses");

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereby agree as follows:

      1. Sale and Purchase. AB shall sell to AMBI, and AMBI shall purchase from AB, in accordance with AMBI's orders, AMBI's requirements of Product on the terms and conditions set forth in this Agreement. AB shall have no liability to AMBI if AB is unable to supply all of the Products ordered by AMBI hereunder if AB has used its commercially reasonable efforts to supply such requirements of Products. AMBI shall provide to AB a rolling six month forecast of AMBI's requirements for planning purposes. AMBI shall be obligated to purchase all inventory of Product produced and inventory of Product on hand at the date of termination of this Agreement.

      2. Use of Products by AMBI. AMBI agrees that it shall use the Products purchased hereunder solely for the Permitted Uses.

      3. Prices. The price for Products shall be composed of Monthly Manufacturing Overhead Fee and price per gram of Product sold, as set forth on Exhibit B. Such prices shall be effective for the term of this Agreement, without regard to renewal terms. Upon notice of renewal of this Agreement, the parties shall mutually agree upon the price.

         4. Payment. AB shall send AMBI a monthly invoice as


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of the first day of each calendar month setting forth the Monthly Manufacturing
Overhead Fee for such month. AB shall send AMBI a monthly invoice as of the end of each calendar month setting forth the quantity of Products delivered during such month, if any, and the amount due therefor. AMBI shall remit to AB the entire net balance due within 30 days of the date of each invoice. In the event that AMBI disputes any such invoice, AMBI shall promptly notify AB in writing of such dispute. The parties shall resolve the dispute in accordance with Section 26 below. A late charge of one percent (1%) per month, or if lower, the maximum rate allowed by law, shall be applicable to unpaid invoices from the due dates thereof. AMBI agrees to pay AB's cost of collection, if any, on overdue invoices, including reasonable attorneys' fees. If AMBI becomes delinquent in the payment of any amount due AB, whether due hereunder or otherwise and such delinquency is not cured within 30 days after receipt of written notice thereof, AB may at its sole option suspend, defer or decline to make further shipments hereunder except upon receipt of security satisfactory to AB or cash payment in advance of delivery. No invoice shall be deemed to be unpaid or delinquent until final resolution of the dispute pursuant to Section 26, provided however that if such dispute is resolved in favor of AB, AMBI shall be liable for late charges on the amount due from the original due date to the date paid.

      5. Order and Delivery. AMBI shall submit written purchase orders, either hard copy or through electronic data input, for the Products to AB from time to time. All purchase orders for a quantity of Products equal to or less than the amount forecasted shall be accepted by AB. AB shall use commercially reasonable efforts to deliver such Products to AMBI within 14 days after receipt of the applicable purchase order. AB shall deliver Products F.O.B. AMBI's facility in Tarrytown, New York or any other delivery point requested by AMBI (the "Delivery Point"), and AMBI shall take delivery and shall be deemed to have taken delivery of all shipments of Products delivered to the Delivery Point. AMBI shall arrange for acceptance of all shipments delivered to the Delivery Point at such time and on such date as AB notifies AMBI that such shipments are scheduled to be delivered. AMBI will be responsible for all shipping costs for each shipment of Product to a Delivery Point other than AMBI's facility in Tarrytown, New York to the extent that such costs exceed the cost that AB would have incurred if such shipment had been delivered to such facility. AMBI shall be responsible for payment of all customs duties and other expenses of customs incurred in connection with shipping the Products from AB's plant in Beaminster, England to the Delivery Point. AB will be responsible for all transportation arrangements. AB will package the Products in accordance with the packaging specifications set forth in Exhibit E and AB shall provide documents in the form specified on Exhibit E.

      6. Title. Title to all Products shipped to the Delivery Point shall pass to AMBI upon delivery thereof by AB to the Delivery Point.


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      7. Warranties. The Products delivered pursuant to this Agreement shall (i)
conform to the specifications set forth in Exhibit C (the "Specifications"),
(ii) be free from defects in material and workmanship, and (iii) not be adulterated or misbranded with the meaning of applicable U.S. federal or state laws and regulations, including the Federal Food, Drug and Cosmetic Act. AB
MAKES NO OTHER WARRANTY AND HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING THAT OF MERCHANTABILITY OR
FITNESS FOR ANY PARTICULAR PURPOSE. AMBI shall notify AB as soon as practicable,

but no later than 30 days after delivery, if any portion of the Products do not conform to such warranty, shall retain possession of such Products until it receives instructions from AB and shall minimize losses to AB. No portion of the Products may be returned by AMBI until after receipt by AMBI of written shipping instructions from AB. If AB instructs AMBI to dispose of the Products or a portion thereof, AMBI shall retain evidence of such disposition and shall allow AB to inspect and copy AMBI's sales records. AMBI's remedy and AB's liability for failure of any Products to conform to the warranty contained in this Section 7 shall be limited solely to replacement of such Products at the original Delivery Point (in which case AB shall use commercially reasonable efforts to provide AMBI with such replacement Products) or refunding the price per gram of such Products, at AMBI's option.

      8. Delays. AB shall not be liable for any failure or delay in delivery due in whole or in part to fires, floods, accidents, riots, demonstrations, acts of God, declared or undeclared war, strikes or other labor difficulties, shortage or unavailability of fuel, power, raw materials or supplies, production breakdowns, delay or failure of usual sources of transportation, requirements or requests of any government or subdivision thereof or acts, demands, orders or interpositions of any government or any subdivision thereof or agent thereof or any other cause beyond AB's reasonable control which makes performance commercially impracticable. Under any such circumstances AB shall have such additional time within which to perform its obligations under this Agreement as may be reasonably necessary and may, without liability for any failure to perform this Agreement, allocate its manufacturing capacity among any or all buyers of Products and other products, including subsidiaries, affiliates and departments of AB, in proportion to their respective purchases over the preceding three months.

      9. Absolute Obligation. AMBI acknowledges that AB's sole obligations hereunder are as set forth in this Agreement, and that after delivery to AMBI of the Products at the applicable Delivery Point, all risk of loss affecting the Products shall be with AMBI. Such risks include, without limitation, loss or theft of or damage to the Products and change in law or any form of governmental regulation which shall limit, diminish or eliminate the use of the Products. Effective upon delivery to AMBI of the Products, AMBI's obligation to pay the purchase price attributable to such Products shall be absolute and unconditional, subject to

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any exceptions set forth in Section 4 or 7, and AMBI waives to the fullest extent permitted by law any defense, counterclaim or setoff, reduction, abatement, deferment or recoupment of any kind whatsoever, including, without limitation, supervening impracticability, illegality and frustration.

      10. Order Forms and Invoices. Any purchase order, invoice or other such document submitted by either party containing statements, clauses or conditions modifying, adding to, repugnant to or inconsistent with the terms herein set forth will be accepted by the other party only on the condition and with the express understanding that the liabilities of such party shall be determined solely by the terms and conditions of sale set forth in this Agreement.


      11. Limitation on Liability.

      (a) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER, WHETHER ARISING IN CONTRACT OR TORT. AB'S LIABILITY WITH RESPECT TO PRODUCTS SOLD HEREUNDER (INCLUDING LIABILITY ARISING FROM BREACH OF CONTRACT OR WARRANTY OR FROM TORT) IN NO CASE SHALL EXCEED THE TOTAL AMOUNT OF THE PRODUCTS PAID FOR HEREUNDER AND INVOLVED IN THE CLAIM. CLAIMS OR LOSSES IN TORT INCLUDE, WITHOUT LIMITATION, NEGLIGENCE (ACTIVE AND PASSIVE), STRICT LIABILITY AND MISREPRESENTATION.

      (b) Notwithstanding anything contained in Section 11(a) above, nothing in this Agreement shall exclude, restrict or limit AB's liability for death or personal injury resulting from its negligence.

      12. Indemnity. AMBI shall indemnify and hold harmless AB, its agents and assignees, from and against any and all claims, actions, suits, proceedings, costs, expenses (including court costs and reasonable attorney's fees), damages, obligations, penalties, injuries and liabilities, including strict liability in tort, arising out of, connected with or resulting from the AMBI's packaging, shipment, delivery, sale, or ownership of the Products or any portion thereof (the "AB Damages"), except to the extent that the AB Damages arise out of, are connected with or result from the breach of AB's warranty set forth in Section 7 above. AB shall indemnify and hold harmless AMBI, its agents and assignees, from and against any and all claims, actions, suits, proceedings, costs, expenses (including court costs and reasonable attorney's fees), damages, obligations, penalties, injuries and liabilities, including strict liability in tort, arising out of, connected with or resulting from the breach of AB's warranty set forth in Section 7 above.

      13. Term. This Agreement is effective on and as of the date hereof, and shall, unless earlier terminated pursuant to Section 14 hereof or renewed pursuant to this Section 13, terminate on the date that is one year from the date hereof.


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Subject to Section 3, AMBI shall have the right to extend the term of this
Agreement for additional six month terms upon 60 days prior written notice from the date of termination.

      14. Termination. In addition to all other rights and remedies available to AB at law, in equity or otherwise, AB shall have the right to terminate this Agreement by written notice to AMBI upon material default by AMBI of any of its obligations hereunder, provided that AMBI shall not have cured such default within 30 days after receipt of notice thereof. AMBI shall have the right to terminate this Agreement at any time, with or without cause, upon 60 days prior written notice to AB. Upon termination for any reason, including, without limitation, expiration of the term of this Agreement pursuant to Section 13 hereof, AMBI shall pay all termination costs identified and set forth in Exhibit D (the "Termination Costs"). The amount of severance costs shall be agreed upon prior to the date of termination and shall be payable prior to or at the date of termination. No later than 60 days after the date of termination, AB and AMBI shall determine and agree upon the amount of the remainder of the termination costs. The total amount due shall be payable within 30 days of such determination.

      15. Notices, etc. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, five (5) days after deposit in the mail, addressed as follows:

      If to AB, to:

            Aplin & Barrett Limited
            15 North Street
            Beaminster, Dorset
            DT8 3DZ
            England
            Attention: Dr. Robert Evans

      If to AMBI, to:

            Applied Microbiology, Inc.
            771 Old Saw Mill River Road
            Tarrytown, NY  10591
            U.S.A
            Attention: Benjamin Sporn, Esq.

or, in each case, at such other address as may be specified in writing to the other parties.

      16. Waiver; Modification. No waiver by AB of any breach of any provisions hereof shall constitute a waiver of any other breach of such provision. AB's failure to object to provisions contained in any communication from AMBI shall not be deemed an acceptance of such provisions or as a waiver of the


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provisions of this Agreement. Any waiver or modification of this Agreement or any of the provisions hereof to be effective must be in writing and signed by the party against whom such waiver or modification is to be enforced.

      17. Complete Agreement. This Agreement contains the entire agreement between the parties pertaining to the subject matter hereof, and there are no other oral, written or implied agreements between the parties pertaining to the subject matter hereof; neither party has relied upon any representation or warranty concerning the subject matter hereof not contained in this Agreement.

      18. Confidentiality. The parties hereto shall keep confidential the terms and conditions of, and the transactions contemplated in, this Agreement, and such parties shall instruct their respective officers, employees and other representatives having access to such information of such obligation of confidentiality; provided, however, that any disclosure of such information may be made after consultation with the other party to the extent required by applicable law and that such information may be used as evidence in or in connection with any pending or threatened litigation related to this Agreement or any transaction contemplated hereby.

      19. Assignment. Neither party shall assign this Agreement or any interest therein without the prior written consent of the other party, except that either party may assign this Agreement without consent to such party's affiliates under common control or subsidiaries in which such party maintains a controlling interest, or to successors to such party's interest by the sale or merger of substantially all of such party's assets. Any attempt to assign or transfer in violation of this Agreement shall be invalid. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

      20. Time of Essence. Time is of the essence in each and every provision in this Agreement.

      21. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      22. Governing Law. This contract shall be governed by and construed according to the laws of the State of New York.

      23. Headings. Section headings are for convenience of reference only and shall not be considered in the interpretation of this Agreement.

      24. Nature of Relationship. Each party shall act


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solely as an independent contractor, and nothing in this Agreement shall be construed to give either party the power or authority to act for, bind or commit the other party.

      25. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      26. Resolution of Disputes.

      (a) Negotiation Between Executives. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement, or the breach, termination or validity hereof, by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 20 days after delivery of such notice, executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 60 days of the disputing party's notice, or if the parties fail to meet within 20 days, either party may initiate arbitration of the controversy or claim as provided hereinafter.

      If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three working days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

      (b) Arbitration. If a dispute arising out of or relating to this Agreement, or the breach, termination or validity hereof, has not been resolved by negotiation as provided herein, it shall be settled by arbitration in accordance with the Center for Public Resources Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes. The arbitration shall take place in New York City, New York, shall be governed by the United States Arbitration Act, 9 U.S.C. ss.ss. 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

      27. Additional Products. The parties acknowledge that


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this Agreement may be amended in the future to add additional Products as agreed by the parties at such prices as may agreed by the parties.

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                        APPLIED MICROBIOLOGY, INC.



                                        By______________________________________
                                                     Benjamin Sporn
                                              Its    Vice President


                                        APLIN & BARRETT LIMITED



                                        By______________________________________
                                                     Benjamin Sporn
                                              Its    Lawful Attorney


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